SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material under §240.14a-12

Capitol Bancorp Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         how it was determined):

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☐           Fee paid previously with preliminary materials.

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February 8, 2011

Dear Shareholder:

The special meeting of shareholders of Capitol Bancorp Limited (“Capitol”) held at 2:00 p.m. (Eastern Standard Time) on Monday, January 31, 2011, has been adjourned until 2:00 p.m. (Eastern Standard Time) on February 23, 2011.  The adjournment of the special meeting will provide additional time to consider and vote on the proposals and related matters described in Capitol’s proxy statement dated January 4, 2011 (the “Definitive Proxy”).

You will see on the enclosed proxy form that the approval of proposals (ii) and (iii) in the Definitive Proxy are no longer necessary and will not be considered when the special meeting is reconvened.  Capitol’s board of directors recommends that Capitol’s shareholders vote “FOR” each of Proposals (i) and (iv). The record date for the special meeting remains December 23, 2010.

IF YOU HAVE ALREADY VOTED IT IS NOT NECESSARY TO VOTE AGAIN.

For your convenience, we have enclosed a duplicate proxy form with proposals (ii) and (iii) closed from consideration.  If you have not yet delivered your proxy form, Capitol encourages you to vote your shares in favor of the remaining proposals using the enclosed duplicate instruction form as soon as possible.  If you have already voted your shares, you need not return an additional proxy form.

Shareholders who have questions about the proposals or need assistance in submitting their proxies or voting their shares should contact Capitol at 200 N. Washington Square, Lansing, Michigan 48933 or by telephone at (517) 487-6555.

Important Additional Information Filed With The SEC
Capitol has filed a definitive proxy statement dated January 4, 2011, and other relevant materials with the SEC. Investors and security holders are urged to read the Definitive Proxy and other relevant documents filed with the SEC when available carefully because they will contain important information. Investors and security holders will be able to obtain free copies of the Definitive Proxy, any amendments or supplements thereto and other documents filed with the SEC by Capitol through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Definitive Proxy, and any amendments or supplements thereto when they become available by requesting them in writing at Investor Relations, Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan 48933 or by telephone at (517) 487-6555.

Participants in the Solicitation
Capitol and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies with respect to the matters to be brought at the special meeting of Capitol’s shareholders to which the Definitive Proxy and such other solicitation materials (as amended by the supplemental proxy materials) relate. Information regarding the directors and executive officers of Capitol and their ownership of Capitol’s common stock is contained in Capitol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, the proxy statement for Capitol’s 2010 Annual Meeting of Shareholders which was filed with the SEC on March 19, 2010, and the Definitive Proxy referred to above, and is supplemented by other public filings made, and to be made, with the SEC.

The written materials described above and other documents filed by Capitol with the SEC will be available free of charge from the SEC’s website at www.sec.gov.  In addition, free copies of these documents may also be obtained by directing a written request to: Investor Relations, Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan 48933, (517) 487-6555.

Sincerely,

Capitol Bancorp Limited

CAPITOL BANCORP LIMITED

200 N. WASHINGTON SQUARE
LANSING, MI 48933

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL OR FAX
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Capitol Bancorp Limited, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are concerned that your proxy will not reach New York in time, you may fax your vote to: (517) 374-2576.

If you have not voted via the Internet or Telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M29667-TBD KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CAPITOL BANCORP LIMITED

Vote on Proposals

		For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:				
1.	To approve an amendment to Capitol Bancorp Limited's Articles of Incorporation to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock).	☐	☐	☐
The approval of proposals 2 and 3 are no longer necessary and will not be considered when the special meeting is reconvened:				
2.	To approve the issuance of shares of Capitol Bancorp Limited's common stock in exchange for the outstanding trust-preferred securities of each of Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII in accordance with NYSE Rule 312.03.	☐	☐	☐
3.	To approve the issuance of shares of Capitol Bancorp Limited's common stock in exchange for the outstanding shares of each of Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII in accordance with NYSE Rule 312.03.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposals:				
4.	To approve an amendment to Capitol Bancorp Limited's Articles of Incorporation to permit Capitol's Board of Directors to effect a reverse stock split and reduce the number of authorized shares of common stock by the reverse stock split ratio.	☐	☐	☐
5.	To approve a proposal to grant Capitol Bancorp Limited's Board of Directors authority to adjourn, postpone or continue the special meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

M29668-TBD

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF CAPITOL BANCORP LIMITED TO BE HELD ON FEBRUARY 23, 2011

The undersigned hereby appoints Joseph D. Reid and David O'Leary, or each of them acting in the absence of the other, the undersigned's attorneys and proxies, with full power of substitution, to vote all shares of common stock of Capitol Bancorp Limited, which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Shareholders to be held at the main office of Capitol Bancorp Limited, on the second floor of the Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan on the 23rd day of February, 2011, at 2:00 p.m., local time, and at any and all adjournments or postponements of the meeting. Unless a contrary instruction is provided, this proxy when properly executed will be voted FOR each of the proposals set forth.

Continued and to be signed on reverse side